SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2004

LONG BEACH SECURITIES CORP.

  (Exact name of registrant as specified in its charter)

Delaware	333-109318	33-0917586

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 South Douglass Road Suite 100 Anaheim, California	92806

(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code:  (714) 939-5200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)        Not applicable

    (b)        Not applicable

    (c)        Exhibits:

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description

1	5.1	Opinion and Consent of Heller Ehrman White & McAuliffe LLP

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 4, 2004

LONG BEACH SECURITIES CORP.

By:	/s/ Jeffery A Sorensen

Name: Jeffery A Sorensen
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description

1	5.1	Opinion and Consent of Counsel

4